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Deutsche Asset Management

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                                                                     Mutual Fund
                                                                   Annual Report
                                                              September 30, 2001

                                                         Class A, B and C Shares

Growth Opportunity Fund

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A Member of the
Deutsche Bank Group

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Growth Opportunity Fund
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TABLE OF CONTENTS

              LETTER TO SHAREHOLDERS ................................... 3
              PERFORMANCE COMPARISON ................................... 6
              ADDITIONAL PERFORMANCE INFORMATION ....................... 7

              GROWTH OPPORTUNITY FUND
                 Schedule of Investments ...............................11
                 Statement of Assets and Liabilities ...................13
                 Statement of Operations ...............................14
                 Statement of Changes in Net Assets ....................15
                 Financial Highlights ..................................16
                 Notes to Financial Statements .........................19
                 Report of Independent Accountants .....................22


                   ------------------------------------------
                  The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche Bank AG. The Fund is subject to investment risks including possible loss of principal
                  amount invested.
                   ------------------------------------------
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Growth Opportunity Fund
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LETTER TO SHAREHOLDERS

We are pleased to present you with this first annual report for Deutsche Asset Management's Growth Opportunity Fund (the 'Fund'), providing a review of the markets and our outlook as well as a complete financial summary of the Fund's operations and a listing of the Fund's holdings.

The Growth Opportunity Fund's inception date was December 29, 2000. While this is an annual report, the discussion will focus on the period from inception through September 30, 2001. Given that this is the Fund's first shareholder report, it is well worth reviewing its objective and our investment strategies which are more fully described in the Fund's prospectus and Statement of Additional Information.

The Growth Opportunity Fund seeks to achieve long-term capital appreciation by investing at least 65% of its total assets in equity securities of small and medium-sized US companies with the potential for above average growth. In pursuing the Fund's objective, the Advisors follow an emerging growth equity strategy. The Advisors look for companies that have growth in sales and earnings driven by products or services, steady cash flow and strong balance sheets or that they believe have the potential to become major enterprises. Companies typically chosen by the Fund often have a unique market niche, a strong new product profile and/or superior management.

MARKET ACTIVITY
AS THE FEDERAL RESERVE BOARD LOWERED INTEREST RATES TWICE IN JANUARY 2001, THERE WAS A SIGNIFICANT SHIFT IN EQUITY MARKET LEADERSHIP WITH PROFIT-TAKING IN THE DEFENSIVE SECTORS, SUCH AS HEALTH CARE, AND A REBOUND RALLY IN MUCH OF THE OVERSOLD, MORE ECONOMICALLY SENSITIVE SECTORS, SUCH AS INFORMATION TECHNOLOGY AND TELECOMMUNICATIONS. Unfortunately, the January rebound in Information Technology stocks could not sustain itself as the first calendar quarter progressed. In February and March, the equity market became more emotions-driven than earnings-driven, and, despite an additional interest rate cut by the Federal Reserve Board on March 20, there was an indiscriminate and widespread sell-off that particularly punished companies with questionable valuations. Stocks that performed well for the quarter included those not dependent upon Internet-related businesses.

THE SECOND CALENDAR QUARTER BEGAN ON AN UPBEAT NOTE WITH A BROAD US EQUITY MARKET RALLY IN APRIL FOLLOWING ANOTHER INTEREST RATE CUT BY THE FEDERAL RESERVE BOARD ON APRIL 18TH AND THE ANNOUNCEMENT OF AN UNEXPECTEDLY HIGH US GDP GROWTH RATE FOR THE FIRST QUARTER OF 2001. Consistently growing, reasonably valued companies with reliable earnings outperformed; the market generally punished 'concept' stocks that do not currently produce earnings and may require frequent access to the capital markets to sustain their business plans. In the wake of another interest rate reduction by the Federal Reserve Board in mid-May, investor fears of a recession were calmed, and the equity markets continued their good performance. However, conflicting economic data and changes in the political environment then caused the equity markets to falter. Data indicated that consumer spending and confidence remained strong, but unemployment was rising and negative corporate earnings announcements persisted. In the US Senate, party control shifted, casting investor doubt regarding the regulatory environment for the Health Care and Energy sectors. These factors, together with an interest rate cut by the Federal Reserve Board on June 27th, resulted in mixed performance for the equity markets in June. For the quarter, Consumer Cyclical stocks performed relatively well. Information Technology stocks were depressed.

MIXED ECONOMIC SIGNALS, AN ONGOING STREAM OF NEGATIVE CORPORATE EARNINGS ANNOUNCEMENTS, AND THE TRAGIC EVENTS OF SEPTEMBER 11TH LED TO BROAD US EQUITY MARKET WEAKNESS THROUGH MUCH OF THE THIRD CALENDAR QUARTER OF 2001. In July, data painted a picture of an economy struggling to fend off recession. US GDP growth for the second calendar quarter was estimated to be lower than the 1.3% rate for the prior quarter, but still at a higher than expected rate of 0.7%. Business capital spending was down as was manufacturing activity. However, consumer spending remained strong as did state and local government spending, and the residential real estate market continued to be vibrant. The Federal Reserve Board continued its aggressive efforts to boost the US economy with yet another interest rate reduction in August. Still, disappointing corporate earnings data and rising layoffs, particularly in the Information Technology sector, hurt general US equity market performance.

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                                        3
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Growth Opportunity Fund
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LETTER TO SHAREHOLDERS

The month of September was no doubt a historic one, as we saw the horrendous destruction of the World Trade Center, a symbol not only of US capitalism and financial strength but also of global free trade. The tragic human, physical and economic devastation led the US equity market exchanges to close for four days, the longest such suspension of activity since 1933. The Federal Reserve Board quickly reduced interest rates on September 17th, just before the stock exchanges re-opened, to inject liquidity into the financial markets, as needed, until more normal market functioning is restored. The broad US equity markets severely retrenched for the remainder of the month, driven less by market fundamentals than by the adverse effects of uncertainty on investor sentiment.

INVESTMENT REVIEW
The Fund underperformed the S&P MidCap 400 Index for the period from its inception through September 30, 2001, but the Fund outperformed the Lipper Multi Cap Growth Funds Average for the same period.

Even though Information Technology stocks did not fare well collectively for the period, a few of the Fund's holdings, such as Intuit and Lexmark International, were able to separate themselves from the poor performance of the sector. Intuit and Lexmark both experienced recent turnarounds. Specifically, Intuit is coming off a typically sluggish late spring and summer, when sales slowed for its tax preparation software, and was able to manage these challenges with the help of cost cutting, strong sales of its Quicken(R) software and growth in its online mortgage business. Lexmark International, a color printer manufacturer, overcame its inventory surplus and pricing issues, due in part to the general climate of the equity market and in part to its ability to use the sales of its printers as a beachhead to fulfilling the disposable supply needs, including high margin color inks and ribbons, of its customers.

In addition, the Fund benefited from stable, growing stocks, like CSG Systems and Fiserv, which were among the Fund's top performers since its inception. CSG Systems' ability to live up to earnings estimates on a regular basis can be linked to its retention of AT&T as its largest bill processing services customer. Fiserv provides data processing services to the financial industry and successfully met earnings expectations during this declining interest rate environment that boosted many of its customers' businesses, including banks and savings institutions.

On the downside, 'concept' stocks, like Exodus Communications, which focuses on web hosting, co-locations and higher-end Internet services, experienced difficulty. We reduced the Fund's holding in this stock in June. Also experiencing difficulty were several communications equipment holdings, including American Tower, CIENA, Metromedia Fiber Network and Tellabs. Tellabs, in particular, was hurt by a recent reduction in analysts' capital spending forecasts for the sector, but we believe, this stock continues to possess strong fundamentals. In fact, the spillover of negative sentiment extended to several of these technology-related stocks despite fundamentals that have proven to be intact, and thus the Fund continues to hold positions in these companies.

MANAGER OUTLOOK
In our view, the tragic events of September 11, 2001 will have a negative impact on the US economy, but we hope the impact will be relatively short-lived both from an economic standpoint and a market perspective. Prior to the disaster, figures published in late August showed that the US economy had begun to stabilize. GDP grew at an annual rate of 0.2% in the second calendar quarter, lower than the preliminary estimate of 0.7%, and business capital spending was at a virtual standstill. However, Technology companies were indicating that order trends had softened, and real estate values remained high. In fact, new home sales jumped 4.9% in August, and in the industrial sector, inventory correction was occurring at a rapid pace.

Within the equity markets, the past several months clearly proved themselves to be difficult, as earnings estimates were reported worse than expected. Despite this, we observed non-technology-related companies delivering their earnings, particularly in the Health Care and Financial sectors, and thus being rewarded with increased relative valuations. Fundamentally, the bottoming process continues for the Information

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                                        4
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Growth Opportunity Fund
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LETTER TO SHAREHOLDERS

Technology sector and the Internet industry. We believe that those companies with solid business plans that have survived thus far will continue to show a rebound in valuation.

Given this view, we intend to remain focused in the Fund on finding what we believe to be strong companies with significant long-term growth potential, solid management and sound fundamentals. It is important to remember that investors should take a long-term view when investing in equities, as returns can be volatile in the short term.

We will continue to monitor economic conditions and their effect on financial markets as we seek long-term capital appreciation.


/S/ SUSAN HIRSCH

Susan Hirsch
Portfolio Manager of the GROWTH OPPORTUNITY FUND and Executive Vice President of Jennison Associates, LLC,
Sub-Advisor of the Growth Opportunity Fund
September 30, 2001

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                                        5
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Growth Opportunity Fund
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PERFORMANCE COMPARISON 1

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

Growth Opportunity Fund--Class A Shares, S&P MidCap 400 Index and Lipper Multi Cap Growth Funds Average
Growth of a $10,000 Investment (since December 29, 2000)2

        Growth and Opportunity Fund   S&P Midcap       Lipper Multi Cap Growth
             Class A Shares            400 Index           Funds Average
12/31/00         10,000                  10,000               10,000
1/31/01          10,860                  10,223               10,450
2/28/01           9,440                   9,639                9,821
3/31/01           8,210                   8,923                7,662
4/30/01           9,280                   9,907                8,568
5/31/01           9,430                  10,138                8,487
6/30/01           9,630                  10,097                8,390
7/31/01           8,840                   9,946                7,856
8/31/01           8,180                   9,621                7,222
9/30/01           6,870                   8,424                6,225


                                                        CUMULATIVE TOTAL RETURNS
   Period Ended                                                            Since
   September 30, 2001                                                Inception 2
--------------------------------------------------------------------------------
 Growth Opportunity Fund--
   Class A Shares                                                      (31.30)%
   Class B Shares                                                      (31.70)%
   Class C Shares                                                      (31.70)%
--------------------------------------------------------------------------------
 S&P Mid Cap 400 Index 3                                               (15.76)%5
--------------------------------------------------------------------------------
 Lipper Multi Cap Growth Funds Average 4                               (37.75)%5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FUND'S CUMULATIVE TOTAL RETURNS AS OF SEPTEMBER 30, 2001, INCLUDING THE MAXIMUM SALES CHARGES APPLICABLE TO EACH CLASS WERE: CLASS A SHARES--SINCE INCEPTION (35.08)%; CLASS B SHARES--SINCE INCEPTION (35.12)%; CLASS C SHARES--SINCE INCEPTION (32.38)%. THE MAXIMUM SALES CHARGE FOR EACH CLASS IS AS
FOLLOWS: CLASS A SHARES 5.50%; CLASS B SHARES: A CONTINGENT DEFERRED SALES CHARGE ('CDSC') OF 5.00% DECLINING TO 0% AFTER SIX YEARS AND; CLASS C SHARES: A CDSC OF 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF PURCHASE.
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and excludes the impact of any sales charges. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 Inception dates: Class A Shares, Class B Shares and Class C Shares December
  29, 2000.
3 S&P MidCap 400 Index is an unmanaged index that tracks the stock movement of 400 midsized US companies. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
5 Benchmark returns are for the period beginning December 31, 2000.

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                                        6
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Growth Opportunity Fund
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ADDITIONAL PERFORMANCE INFORMATION

The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include, on an annual basis, a line graph comparing the performance of each of the Fund's classes to that of an appropriate market index. This graph measures the growth of a $10,000 hypothetical investment (or the Fund class' minimum initial investment if that amount exceeds $10,000) from the inception date of the respective class through the end of the most recent fiscal year-end. The SEC also requires that we report the total return of each class, according to a standardized formula, for various time periods through the end of the most recent fiscal year-end.

Both the line graph and the SEC standardized total return figures include the impact of the 5.50% maximum initial sales charge for the Class A Shares and the contingent deferred sales charge applicable to the specified time periods for the Class B and Class C Shares, respectively. Returns would be higher for Class A Shares investors who qualified for a lower initial sales charge or for Class B or Class C Shares investors who continued to hold their shares past the end of the specified time period.

While the graphs and the total return figures are required by SEC rules, such comparisons are of limited utility since the total return of the Fund's classes are adjusted for sales charges and expenses while the total return of the indices are not. In fact, if you wished to replicate the total return of these indices, you would have to purchase the securities they represent, an effort that would require a considerable amount of money and would incur expenses that are not reflected in the index results.

The SEC total return figures may differ from total return figures in the shareholder letter because the SEC figures include the impact of sales charges while the total return figures in the shareholder letter do not. Any performance figures shown are for the full period indicated.

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                                        7
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Growth Opportunity Fund
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ADDITIONAL PERFORMANCE INFORMATION 1

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

Growth Opportunity Fund--Class A Shares, S&P MidCap 400 Index and Lipper Multi Cap Growth Funds Average
Growth of a $10,000 Investment (since December 29, 2000)2

        Growth and Opportunity Fund    S&P Midcap       Lipper Multi Cap Growth
             Class A Shares            400 Index 3         Funds Average 4
12/31/00        9,450                    10,000                10,000
1/31/01         9,625                    10,223                10,450
2/28/01         8,654                     9,639                 9,821
3/31/01         8,432                     8,923                 7,662
4/30/01         8,770                     9,907                 8,568
5/31/01         8,911                    10,138                 8,487
6/30/01         9,100                    10,097                 8,390
7/31/01         8,354                     9,946                 7,856
8/31/01         7,730                     9,621                 7,222
9/30/01         6,492                     8,424                 6,225


                                                       CUMULATIVE TOTAL RETURN
   Period Ended                                                          Since
   September 30, 2001                                               12/29/00 2
--------------------------------------------------------------------------------
 Growth Opportunity Fund--Class A Shares                              (35.08)%

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and includes the Fund's maximum 5.50% sales charge. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date.
3 S&P MidCap 400 Index is an unmanaged index that tracks the stock movement of
  400 midsized US companies.
4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.
Benchmark returns are for the period beginning December 31, 2000.

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                                        8
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Growth Opportunity Fund
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ADDITIONAL PERFORMANCE INFORMATION 1

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

Growth Opportunity Fund--Class B Shares, S&P MidCap 400 Index and Lipper Multi Cap Growth Funds Average
Growth of a $10,000 Investment (since December 29, 2000)2

        Growth and Opportunity Fund    S&P Midcap       Lipper Multi Cap Growth
             Class B Shares            400 Index 3         Funds Average 4
12/31/00         10,000                   10,000               10,000
1/31/01          10,860                   10,223               10,450
2/28/01           9,430                    9,639                9,821
3/31/01           8,190                    8,923                7,662
4/30/01           9,250                    9,907                8,568
5/31/01           9,410                   10,138                8,487
6/30/01           9,590                   10,097                8,390
7/31/01           8,800                    9,946                7,856
8/31/01           8,140                    9,621                7,222
9/30/01           6,488                    8,424                6,225


                                                       CUMULATIVE TOTAL RETURN
   Period Ended                                                          Since
   September 30, 2001                                               12/29/00 2
--------------------------------------------------------------------------------
 Growth Opportunity Fund--Class B Shares                              (35.12)%

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and includes the Fund's contingent deferred sales charge applicable to the specified time periods. The contingent deferred sales charge for Class B Shares declines over time from a maximum of 5.00% to 0% after six years. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date.
3 S&P MidCap 400 Index is an unmanaged index that tracks the stock movement of
  400 midsized US companies.
4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.
Benchmark returns are for the period beginning December 31, 2000.

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                                        9
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Growth Opportunity Fund
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ADDITIONAL PERFORMANCE INFORMATION 1

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

Growth Opportunity Fund--Class C Shares, S&P MidCap 400 Index and Lipper Multi Cap Growth Funds Average
Growth of a $10,000 Investment (since December 29, 2000)2

        Growth and Opportunity Fund    S&P Midcap       Lipper Multi Cap Growth
             Class C Shares            400 Index 3         Funds Average 4
12/31/00         10,000                  10,000                 10,000
1/31/01          10,860                  10,223                 10,450
2/28/01           9,430                   9,639                  9,821
3/31/01           8,190                   8,923                  7,662
4/30/01           9,250                   9,907                  8,568
5/31/01           9,410                  10,138                  8,487
6/30/01           9,590                  10,097                  8,390
7/31/01           8,800                   9,946                  7,856
8/31/01           8,140                   9,621                  7,222
9/30/01           6,762                   8,424                  6,225


                                                    CUMULATIVE TOTAL RETURN
   Period Ended                                                       Since
   September 30, 2001                                            12/29/00 2
--------------------------------------------------------------------------------
 Growth Opportunity Fund--Class C Shares                           (32.38)%

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and includes the Fund's contingent deferred sales charge applicable to the specified time periods. The contingent deferred sales charge for Class C Shares is 1.00% for shares redeemed within one year of purchase. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date.
3 S&P MidCap 400 Index is an unmanaged index that tracks the stock movement of
  400 midsized US companies.
4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.
Benchmark returns are for the period beginning December 31, 2000.

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                                       10
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Growth Opportunity Fund
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SCHEDULE OF INVESTMENTS September 30, 2001

     SHARES   SECURITY                            VALUE
--------------------------------------------------------------------------------
              COMMON STOCKS--93.11%
              HEALTH CARE--20.95%
        800   Allergan ..................... $  53,040
        600   Amerisourcebergen Corp.1 .....    42,570
        800   Andrx Group 1 ................    51,936
      1,000   Aviron 1 .....................    24,890
      1,000   Express Scripts 1 ............    55,500
      1,000   Forest Laboratories--Class A 1    72,140
      1,200   Genentech, Inc.1 .............    52,800
        500   Gilead Sciences, Inc.1 .......    28,085
        500   Human Genome Sciences Inc.1 ..    15,405
      2,300   ICN Pharmaceutical ...........    60,605
        200   Idec Pharmaceuticals Corp.1 ..     9,914
        500   Invitrogen Corp.1 ............    32,880
      2,800   Ivax Corporation 1 ...........    62,076
        600   Medicis Pharmaceutical--
                Class A 1 ..................    29,988
        700   Protein Design Labs, Inc.1 ...    33,061
      3,300   Quintiles Transnational Corp.1    48,180
        800   Sepracor, Inc.1 ..............    28,720
        600   Teva Pharmaceutical Ind. ADR .    36,270
                                             ---------
                                               738,060
                                             ---------
              TELECOMMUNICATION SERVICES--4.75%
      3,900   American Tower Corp.1 ........    54,171
      1,800   Broadwing, Inc.1 .............    28,944
      1,800   Sprint Corp. (PCS Group)1 ....    47,322
      1,100   Western Wireless Corp.1 ......    37,158
                                             ---------
                                               167,595
                                             ---------
              INDUSTRIALS--11.78%
      2,850   Apollo Group, Inc.--Class A 1    119,786
      1,400   CSG Systems Intl.1 ...........    57,400
      3,300   Cendant Corp.1 ...............    42,240
      1,300   Checkfree Corp.1 .............    22,061
      1,600   Concord Efs, Inc.1 ...........    78,320
      2,200   DST Systems, Inc.1 ...........    95,150
                                             ---------
                                               414,957
                                             ---------
              INFORMATION TECHNOLOGY--29.24%
      3,200   Apple Computer, Inc.1 ........    49,632
        200   ASM Lithography Holdings NV 1      2,242
      1,000   Electronic Arts 1 ............    45,670
      1,300   Goto.com, Inc.1 ..............    16,120
      1,800   Integrated Device Tech, Inc.1     36,216
        900   Intuit 1 .....................    32,220
        800   KLA Instruments Corp.1 .......    25,264
      2,400   KPMG Consulting, Inc.1 .......    25,944
      2,300   LSI Logic 1 ..................    27,025
      1,200   Lexmark International, Inc.1 .    53,652
        900   Linear Technology Corp. ......    29,520
      6,600   Lucent Technologies, Inc. ....    37,818

     SHARES   SECURITY                            VALUE
--------------------------------------------------------------------------------
        800   Maxim Integrated Products 1 .. $  27,952
      1,500   Newport Corp.1 ...............    21,150
        300   Northrop Corp.1 ..............    30,300
        600   Novellus Systems, Inc.1 ......    17,136
      3,600   Openwave Systems, Inc.1 ......    45,900
      4,900   Parametric Technology 1 ......    25,431
        400   Peoplesoft, Inc.1 ............     7,216
        700   Poly Com 1 ...................    17,059
      2,550   RSA Security, Inc.1 ..........    34,323
      4,500   Rational Software Corp.1 .....    38,970
      7,600   Realnetworks, Inc.1 ..........    36,936
      1,100   Retek, Inc.1 .................    13,387
        800   Smartforce PLC 1 .............    13,088
      6,000   Solectron Corp.1 .............    69,900
      1,700   Synopsys, Inc.1 ..............    68,187
        600   THQ, Inc.1 ...................    25,890
      3,000   Tellabs, Inc.1 ...............    29,640
      1,100   Texas Instruments, Inc. ......    27,478
      2,200   Thermo Electron Corp.1 .......    39,710
      2,900   Tibco Software, Inc.1 ........    21,286
        900   Verisign, Inc. ...............    37,710
                                             ---------
                                             1,029,972
                                             ---------
              CONSUMER DISCRETIONARY--16.24%
      3,200   Autonation, Inc.1 ............    28,128
      1,000   BJ's Wholesale Club, Inc.1 ...    47,610
      1,200   Barnes & Noble, Inc.1 ........    43,320
      2,600   Dollar Tree Stores, Inc.1 ....    48,750
        100   Ebay, Inc.1 ..................     4,575
      1,800   Echostar Communications 1 ....    41,886
      2,500   Gemstar-TV Guide
                International 1 ............    49,275
        500   Harman Intl Inds, Inc. .......    16,750
      1,400   Harrah's Entertainment, Inc.1     37,814
        900   International Game Technology     38,250
      1,700   Interpublic Group of Companies
                (The) ......................    34,680
      2,300   Liberty Media Corp.1 .........    29,210
        400   Liz Claiborne, Inc. ..........    15,080
      1,800   Rainbow Media Group 1 ........    36,450
      3,300   Royal Caribbean Cruises Ltd. .    35,409
      1,000   Starwood Hotels & Resorts ....    22,000
      2,400   USA Networks, Inc.1 ..........    43,152
                                             ---------
                                               572,339
                                             ---------
              ENERGY--1.41%
      1,300   BJ Services Co.1 .............    23,127
        700   Lone Star Technology 1 .......     8,680
        500   Smith International, Inc.1 ...    18,200
                                             ---------
                                                50,007
                                             ---------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Growth Opportunity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS September 30, 2001

     SHARES   SECURITY                            VALUE
--------------------------------------------------------------------------------
              FINANCIALS--8.74%
        400   Forest City Enter--Class A ...$   19,200
        700   Goldman Sachs Group ..........    49,945
        800   Household International, Inc.     45,104
      1,800   Instinet Group 1 .............    17,622
      1,000   Investors Financial Services .    57,640
        700   Northern Trust Corp. .........    36,736
      2,300   Stilwell Financial, Inc. .....    44,850
        100   Greenpoint Financial Corp. ...     3,510
        400   USA Education, Inc. ..........    33,163
                                            ----------
                                               307,770
                                            ----------
TOTAL COMMON STOCKS
   (Cost $4,134,448) ....................... 3,280,700
                                            ----------
     PRINCIPAL
     SHARES   SECURITY                           VALUE
--------------------------------------------------------------------------------
              REPURCHASE AGREEMENTS--9.14%
 $  322,000   Goldman Sachs & Co., dated
               9/28/01,  3.13%, principal and
               interest in the amount of
               $322,084, due 10/1/01,
               collateralized by US Treasury
               strips, with par value of
               $346,029, coupon rate of
               0.00%, due 8/15/03, with
               a market value of $328,440
               (Cost $322,000) .............$  322,000
                                             ---------
TOTAL INVESTMENTS
   (Cost $4,456,448)2 ............ 102.25%  $3,602,700
LIABILITIES IN EXCESS OF
   OTHER ASSETS ..................  (2.25)     (79,322)
                                   ------   ----------
NET ASSETS ....................... 100.00%  $3,523,378
                                   ======   ==========

--------------------------------------------------------------------------------
1 Non-income producing security.
2 Aggregate cost for federal tax purposes is $4,574,099.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Growth Opportunity Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

                                                        SEPTEMBER 30, 2001

ASSETS
   Investments, at value (cost $4,456,448) ..................  $ 3,602,700
   Cash .....................................................          558
   Receivable for capital shares sold .......................        3,125
   Receivable for securities sold ...........................      126,195
   Dividend and interest receivable .........................          568
   Due from advisor .........................................        7,444
   Prepaid expenses and other ...............................       16,680
                                                               -----------
 Total assets ...............................................    3,757,270
                                                               -----------
LIABILITIES
   Payable for securities purchased .........................      179,508
   Custody fees payable .....................................       11,253
   Accrued expenses and other ...............................       43,131
                                                               -----------
 Total liabilities ..........................................      233,892
                                                               -----------
 NET ASSETS .................................................  $ 3,523,378
                                                               ===========
COMPOSITION OF NET ASSETS
   Paid-in capital ..........................................  $ 5,101,374
   Expenses in excess of income .............................      (14,501)
   Accumulated net realized loss from investment transactions     (709,747)
   Net unrealized depreciation on investments ...............     (853,748)
                                                               -----------
 NET ASSETS .................................................  $ 3,523,378
                                                               ===========
NET ASSET VALUE PER SHARE
   Class A Shares 1 .........................................  $      6.87
                                                               ===========
   Class B Shares 2 .........................................  $      6.83
                                                               ===========
   Class C Shares 3 .........................................  $      6.83
                                                               ===========

--------------------------------------------------------------------------------
1 Net asset value and redemption price per share (based on net assets of $2,773,872 and 403,635 shares outstanding). Maximum offering price per share was $7.27 (6.87 / 0.945). Maximum offering price per share reflects the effect of the 5.50% front-end sales charge.
2 Net asset value and offering price per share (based on net assets of $407,808 and 59,672 shares outstanding at). Redemption value is $6.49 following a 5.00% maximum contingent deferred sales charge.
3 Net asset value and offering price per share (based on net assets of $341,698 and 50,000 shares outstanding at). Redemption value is $6.76 following a 1.00% maximum contingent deferred charge.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Growth Opportunity Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

                                                   FOR THE PERIOD
                                      DECEMBER 29, 2000 1 THROUGH
                                               SEPTEMBER 30, 2001

INVESTMENT INCOME
   Dividends (net of foreign withholding tax of $46)  $     6,158
   Interest ........................................       11,728
                                                      -----------
 Total income ......................................       17,886
                                                      -----------
EXPENSES
   Professional fees ...............................       35,917
   Advisory fees ...................................       28,971
   Registration fees ...............................       32,594
   Custody fees ....................................       20,120
   Organization and offering expenses ..............       21,000
   Printing and shareholder reports ................       11,548
   Accounting fees .................................        9,831
   Transfer agent fees .............................        9,618
   Distribution fees:
     Class A Shares ................................        6,758
     Class B Shares ................................        2,764
     Class C Shares ................................        2,524
   Administrative fee ..............................        5,113
   Shareholder services fees:
     Class B Shares ................................          921
     Class C Shares ................................          841
   Directors' fees .................................          113
   Miscellaneous ...................................        1,445
                                                      -----------
 Total expenses ....................................      190,078
 Less: fee waivers and/or expense reimbursements ...     (140,481)
                                                      -----------
 NET EXPENSES ......................................       49,597
                                                      -----------
 EXPENSES IN EXCESS OF INCOME ......................      (31,711)
                                                      -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
   Net realized loss from investment transactions ..     (709,747)
   Net change in unrealized appreciation/
       depreciation on investments .................     (853,748)
                                                      -----------
 NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ...   (1,563,495)
                                                      -----------
 NET DECREASE IN NET ASSETS FROM OPERATIONS ........  $(1,595,206)
                                                      ===========

--------------------------------------------------------------------------------
1 Commencement of operations.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Growth Opportunity Fund
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                             FOR THE PERIOD
                                                DECEMBER 29, 2000 1 THROUGH
                                                         SEPTEMBER 30, 2001

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Expenses in excess of income .............................  $   (31,711)
   Net realized loss from investment transactions ...........     (709,747)
   Net change in unrealized appreciation/
       depreciation on investments ..........................     (853,748)
                                                               -----------
   Net decrease in net assets from operations ...............   (1,595,206)
                                                               -----------
CAPITAL SHARE TRANSACTIONS
   Proceeds from sales of shares ............................    5,118,659
   Cost of shares redeemed ..................................          (75)
                                                               -----------
   Net increase in net assets from capital share transactions    5,118,584
                                                               -----------
TOTAL INCREASE IN NET ASSETS ................................    3,523,378
                                                               -----------
NET ASSETS
   Beginning of period ......................................           --
                                                               -----------
   End of period ............................................  $ 3,523,378
                                                               ===========

--------------------------------------------------------------------------------
1 Commencement of operations.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Growth Opportunity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 CLASS A SHARES                                            FOR THE PERIOD
                                              DECEMBER 29, 2000 1 THROUGH
                                                       SEPTEMBER 30, 2001

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ............................ $10.00
                                                                  ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income .................................  (0.05)
   Net realized and unrealized loss on investments ..............  (3.08)
                                                                  ------
Total from investment operations ................................  (3.13)
                                                                  ------
NET ASSET VALUE, END OF PERIOD .................................. $ 6.87
                                                                  ======
TOTAL INVESTMENT RETURN 2 ....................................... (31.30)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000's) ............................ $2,774
   Ratios to average net assets:
     Expenses in excess of income ...............................  (0.75)%3
     Expenses after waivers and/or reimbursements ...............   1.30%3
     Expenses before waivers and/or reimbursements ..............   5.55%3
   Portfolio turnover rate ......................................    219%

--------------------------------------------------------------------------------
1 Commencement of operations.
2 Total return does not reflect sales charges.
3 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Growth Opportunity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 CLASS B SHARES                                              FOR THE PERIOD
                                                DECEMBER 29, 2000 1 THROUGH
                                                         SEPTEMBER 30, 2001

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .............................. $10.00
                                                                    ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income ...................................  (0.10)
   Net realized and unrealized loss on investments ................  (3.07)
                                                                    ------
Total from investment operations ..................................  (3.17)
                                                                    ------
NET ASSET VALUE AT END OF PERIOD .................................. $ 6.83
                                                                    ======
TOTAL INVESTMENT RETURN 2 ......................................... (31.70)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000's) ..............................   $408
   Ratios to average net assets:
     Expenses in excess of income .................................  (1.50)%3
     Expenses after waivers and/or reimbursements .................   2.05%3
     Expenses before waivers and/or reimbursements ................   6.30%3
   Portfolio turnover rate ........................................    219%

--------------------------------------------------------------------------------
1 Commencement of operations.
2 Total return does not reflect sales charge.
3 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Growth Opportunity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 CLASS C SHARES                                            FOR THE PERIOD
                                              DECEMBER 29, 2000 1 THROUGH
                                                       SEPTEMBER 30, 2001

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ............................ $10.00
                                                                  ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income .................................  (0.10)
   Net realized and unrealized loss on investments ..............  (3.07)
                                                                  ------
Total from investment operations ................................  (3.17)
                                                                  ------
NET ASSET VALUE AT END OF PERIOD ................................ $ 6.83
                                                                  ======
TOTAL INVESTMENT RETURN 2 ....................................... (31.70)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000's) ............................   $342
   Ratios to average net assets:
     Expenses in excess of income ...............................  (1.50)%3
     Expenses after waivers and/or reimbursements ...............   2.05%3
     Expenses before waivers and/or reimbursements ..............   6.30%3
   Portfolio turnover rate ......................................    219%

--------------------------------------------------------------------------------
1 Commencement of operations.
2 Total return does not reflect sales charge.
3 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Growth Opportunity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
Deutsche Investors Funds, Inc. (the 'Corporation'), formerly Flag Investors Funds, Inc., was organized as a Maryland Corporation on May 22, 1997. The Corporation is registered under the Investment Company Act of 1940 (the '1940 Act'), as amended, as an open-end management investment company. The Corporation currently consist of ten separate investment portfolios. The accompanying financial statements and notes thereto relate to the Growth Opportunity Fund (the 'Fund'). By unanimous written consent dated March 2, 2001, the Boards of Flag Investors Series Funds, Inc. and Deutsche Investors Funds, Inc. approved reorganizing the Growth Opportunity Fund, a series of Flag Investors Series Fund, Inc., into a series of the Corporation. On March 5, 2001, the sole shareholder approved the reorganization. At a Board Meeting held on March 26-27, 2001, the Boards of Flag Investors Series Funds, Inc. and Deutsche Investors Funds, Inc. approved the Agreement and Plan of Reorganization (the 'Reorganization') to reorganize the Growth Opportunity Fund, a series of Flag Investors Series Fund, Inc., into a series of the Corporation. The predecessor fund continues to be the accounting survivor of this tax-free reorganization. The Fund seeks long-term capital appreciation primarily through investment in a diversified portfolio of common stocks of small and mid-sized emerging growth companies.

The Fund consists of three share classes: Class A Shares, Class B Shares, and Class C Shares, which began operations December 29, 2000.

The Class A, Class B and Class C Shares are subject to different sales charges. The Class A Shares have a front-end sales charge and the Class B and Class C Shares have a contingent deferred sales charge. In addition, the Class A Shares have a different distribution fee than the Class B and Class C Shares.

B. VALUATION OF SECURITIES
The Fund values a portfolio security that is primarily traded on a national exchange, or the NASDAQ National Market, by using the last sales price reported for the day. If there are no sales or the security is not listed on an exchange, the Fund values the security at the average of the last bid and asked prices in the over-the-counter market. When a market quotation is not readily available or may be unreliable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. At September 30, 2001 there were no fair valued securities. The Fund values short-term obligations with maturities of 60 days or less at amortized cost, which approximates fair market value.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Expenses are recorded as incurred. Income, gains and common expenses are allocated to each class based on its respective net assets. Class specific expenses are charged directly to each class.

D. DISTRIBUTIONS
It is the Fund's policy to declare and distribute dividends at least annually to shareholders from net investment income. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are made at least annually to the extent they exceed capital loss carryforwards.

E. REPURCHASE AGREEMENTS
The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the seller agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is adequate to cover the agreement if the broker defaults. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

--------------------------------------------------------------------------------

Growth Opportunity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

F. FEDERAL INCOME TAXES
It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required in the financial statements.

The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gain distributions determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States.

These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain (loss), as appropriate, in the period that the differences arise. Accordingly, permanent differences as of September 30, 2001 have been primarily attributable to net operating losses and nondeductible initial offering costs, and have been reclassified to the following accounts:

                    Undistributed      Accumulated
                   Net Investment     Net Realized     Paid-in
Fund                Income (Loss)   Gains (Losses)     Capital
----               --------------   --------------     -------
Growth
  Opportunity             $17,210              $--    $(17,210)

G. CAPITAL LOSSES
At September 30, 2001, capital loss carryforwards available as a reduction against future net realized capital gains aggregate as follows:

                        Net Realized
                        Capital Loss    Expiration Year
                       Carryforwards               2009
                       -------------               -----
Growth Opportunity          $592,096           $592,096

H. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS
        WITH AFFILIATES
Investment Company Capital Corp. ('ICCC'), an indirect, wholly-owned subsidiary of Deutsche Bank AG, is the Fund's investment advisor and Jennison Associates LLC ('Jennison') is the Fund's sub-advisor. As compensation for its advisory services, the Fund pays ICCC an annual fee based on the Fund's average daily net assets that is calculated daily and paid monthly at the following annual rates:
0.85% of the first $250 million, 0.80% of the next $250 million and 0.75% of the amount in excess of $500 million.

ICCC in its capacity as the investment advisor of the Fund, has contractually agreed to waive its fees and/or reimburse expenses of the Fund through December 31, 2001, to the extent necessary so that the Fund's total annual fund operating expenses do not exceed the following amounts: Class A Shares to 1.30% of the average daily net assets and Class B Shares and Class C Shares to 2.05% of the average daily net assets.

As compensation for its sub-advisory services, ICCC compensates Jennison out of its advisory fees.

ICCC also serves as the Fund's administrator for which the Fund pays ICCC a fee equal to 0.15% of the Fund's average daily net assets, calculated daily and paid monthly.

ICCC provides accounting services to the Fund for which the Fund pays ICCC an annual fee that is calculated daily and paid monthly based on the Fund's average daily net assets.

ICCC also provides transfer agency services to the Fund for which the Fund pays ICCC a per account fee that is calculated and paid monthly.

ICC Distributors, Inc. ('ICCD'), a non-affiliated entity, provides distribution services to the Fund for which ICCD is paid an annual fee, pursuant to Rule 12b-1, that is calculated daily and paid monthly. This fee is paid at the following annual rates; 0.25% of the Class A Shares' average daily net assets and 0.75% of the Class B and Class C Shares' average daily net assets. Class B and Class C Shares are also subject to a 0.25% shareholder servicing fee.

--------------------------------------------------------------------------------

Growth Opportunity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

Bankers Trust Company, an affiliate of ICCC, provides custody services to the Fund for which the Fund pays Bankers Trust an annual fee.

Certain officers and directors of the Fund are also officers or directors of ICCC. These persons are not paid by the Funds for serving in these capacities.

NOTE 3--CAPITAL SHARE TRANSACTIONS
The Fund is authorized to issue up to 10 million shares of $.001 par value capital stock (6 million Class A Shares, 3 million Class B Shares, and 1 million Class C Shares). Transactions in capital shares were as follows:

                                             Class A Shares
                                ---------------------------
                                             For the Period
                                December 29, 2000 1 through
                                         September 30, 2001
                                ---------------------------
                                   Shares            Amount
                                ---------      ------------
Sold                              403,635        $4,029,206
Reinvested                             --                --
Redeemed                               --                --
                                  -------        ----------
Net increase                      403,635        $4,029,206
                                  =======        ==========

                                             Class B Shares
                                ---------------------------
                                             For the Period
                                December 29, 2000 1 through
                                         September 30, 2001
                                ---------------------------
                                   Shares            Amount
                                ---------      ------------
Sold                               59,680          $589,453
Reinvested                             --                --
Redeemed                               (8)              (75)
                                   ------          --------
Net increase                       59,672          $589,378
                                   ======          ========

                                             Class C Shares
                                ---------------------------
                                             For the Period
                                December 29, 2000 1 through
                                         September 30, 2001
                                ---------------------------
                                   Shares            Amount
                                ---------      ------------
Sold                               50,000          $500,000
Reinvested                             --                --
Redeemed                               --                --
                                   ------          --------
Net increase                       50,000          $500,000
                                   ======          ========

--------------------------------------------------------------------------------
1 Commencement of operations.

NOTE 4--PURCHASES AND SALES OF
        INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2001, were $14,125,457 and $9,310,758, respectively.

For federal income tax purposes, the tax basis of investments held at September 30, 2001 was $4,574,099. The aggregate gross unrealized appreciation for all investments at September 30, 2001, was $88,850, and the aggregate gross unrealized depreciation for all investments was $1,060,249.

NOTE 5--CONCENTRATION OF OWNERSHIP
From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At September 30, 2001 there was one affiliated shareholder who individually held greater than 10% of the outstanding shares of the Growth Opportunity Fund. This shareholder held 97% of the total shares outstanding of the Fund.

--------------------------------------------------------------------------------

Growth Opportunity Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Deutsche Investors Funds, Inc. and Shareholders of Growth Opportunity Fund:


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Growth Opportunity Fund (the 'Fund') at September 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the period December 29, 2000 (commencement of operations) through September 30, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
October 31, 2001

--------------------------------------------------------------------------------

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to:
                    DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                    PO BOX 219210
                    KANSAS CITY, MO 64121-9210
or call toll-free:  1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.


Growth Opportunity Fund
   Class A Shares                                         CUSIP #251555884
   Class B Shares                                         CUSIP #251555835
   Class C Shares                                         CUSIP #251555827
                                                          BDGOANN (9/01)
                                                          Printed 11/01

Distributed by:
ICC Distributors, Inc.